                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


Available Amount to Note Holders:                                                           5,411,220.41

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                        --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                       --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                  589,594.91
          (b) Servicer Fees from current and prior Collection Period                           47,706.96
          (c) Servicing Charges inadvertently deposited in Collection Account                         --
(iv)      Current and unpaid Back-up Servicing Fees                                             1,908.28
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                        12,169.32
          Adjustment to prior month premium amount                                                    --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee
          Fees                                                                                    291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                     --
          Adjustment to prior month Class A-1 Note Interest                                           --
          Class A-2 Note Interest                                                              76,958.91
          Class A-3 Note Interest                                                             272,663.71
          Class A-4 Note Interest                                                             202,342.75
(ix)      Class B-1 Note Interest                                                              13,010.21
(x)       Letter of Credit Bank Fee and unpaid amounts                                          1,039.30
(xi)      Class B-2 Note Interest                                                              12,188.21
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                     --
          Class A-2 Principal Distribution Amount                                           3,912,563.54
          Class A-3 Principal Distribution Amount                                                     --
          Class A-4 Principal Distribution Amount                                                     --
(xiii)    Note Insuer Reimbursement Amount                                                            --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal        85,055.73
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal        85,055.73
(xvi)     Letter of Credit Reimbursement Amount                                                       --
(xvii)    Class B-3 Note Interest                                                              13,227.52
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal        85,055.73
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xx)      Letter of Credit Additional Reimbursement Amount                                            --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


(xxii)    Remaining Amount to Residual Holder                                                         --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                          --
          Class A-2 additional Principal Distribution Amount                                      364.20
          Class A-3 additional Principal Distribution Amount                                          --
          Class A-4 additional Principal Distribution Amount                                          --
          Class B-1 additional Principal Distribution Amount                                        7.92
          Class B-2 additional Principal Distribution Amount                                        7.92
          Class B-3 additional Principal Distribution Amount                                        7.92


          Reviewed By:



          ----------------------------------------------
          E. ROGER GEBHART
          SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


                    Initial        Beginning         Base       Additional       Total           Ending               Ending
                   Principal       Principal       Principal     Principal     Principal        Principal           Certificate
    Class           Balance         Balance      Distribution  Distribution  Distribution        Balance              Factor
-------------   --------------  --------------   ------------  ------------  ------------     --------------        -----------
Class A-1        32,998,000.00              --             --         --               --                 --         0.0000000
Class A-2        85,479,000.00   14,543,416.50   3,912,563.54     364.20     3,912,927.73      10,630,488.77         0.1243637
Class A-3        51,527,000.00   51,527,000.00             --         --               --      51,527,000.00         1.0000000
Class A-4        38,238,000.00   38,238,000.00             --         --               --      38,238,000.00         1.0000000
                --------------  --------------   ------------     ------     ------------     --------------         ---------
Total Class A   208,242,000.00  104,308,416.50   3,912,563.54     364.20     3,912,927.73     100,395,488.77         0.4821097
Class B-1         4,527,000.00    2,267,574.27      85,055.73       7.92        85,063.65       2,182,510.63         0.4821097
Class B-2         4,527,000.00    2,267,574.27      85,055.73       7.92        85,063.65       2,182,510.63         0.4821097
Class B-3         4,527,000.00    2,267,574.27      85,055.73       7.92        85,063.65       2,182,510.63         0.4821097
                --------------  --------------   ------------     ------     ------------     --------------
Total           221,823,000.00  111,111,139.32   4,167,730.72     387.95     4,168,118.67     106,943,020.65

ADCPB at end of Collection Period                                                             110,243,907.32
                                                                                              --------------
Excess of ending ADCPB over ending note balance                                                 3,300,886.67
Floor                                                                                           4,527,025.86
                                                                                              --------------
Difference                                                                                     (1,226,139.19)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 1999                                     2,923,398.19
     Investment earnings on amounts in Collection Account                                      9,082.60
     Payments due Collection Account from last 3 business days of Collection Period          781,870.06
     Additional contribution for terminated trade-ups and rebooked leases                            --
     Servicer Advance on current Determination Date                                        1,696,869.56
                                                                                           ------------
     Available Funds on Payment Date                                                       5,411,220.41
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,411,220.41
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,411,220.41
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                      589,594.91
     Unreimbursed Servicer Advances paid                                                     589,594.91
                                                                                           ------------
     Unreimbursed Servicer Advances remaining unpaid                                                 --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  4,821,625.50
SERVICER FEES
     Servicer Fees due                                                                        47,706.96
     Servicer Fees paid                                                                       47,706.96
                                                                                           ------------
     Servicer Fees remaining unpaid                                                                  --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  4,773,918.54
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  4,773,918.54
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                                 1,908.28
     Back-up Servicer Fees paid                                                                1,908.28
                                                                                           ------------
     Back-up Servicer Fees remaining unpaid                                                          --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  4,772,010.27
PREMIUM AMOUNT
     Premium Amount due                                                                       12,169.32
     Premium Amount paid                                                                      12,169.32
                                                                                           ------------
     Premium Amount remaining unpaid                                                                 --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  4,759,840.95

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   291.67
     Indenture Trustee Fee paid                                                                  291.67
                                                                                           ------------
     Indenture Trustee Fee remaining unpaid                                                          --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  4,759,549.28

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                   --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                              75,000.00
                                                                                --------------
     Total Indenture Trustee Expenses paid                                                  --
                                                                                --------------
     Indenture Trustee Expenses unpaid                                                      --

REMAINING AVAILABLE FUNDS                                                         4,759,549.28
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                --
     Class A-2 Note Interest                                                         76,958.91
     Class A-3 Note Interest                                                        272,663.71
     Class A-4 Note Interest                                                        202,342.75
                                                                                --------------
     Total Class A Interest due                                                     551,965.37
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                         4,207,583.91
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                     13,010.21
     Class B-1 Note Interest paid                                                    13,010.21
                                                                                --------------
     Class B-1 Note Interest remaining unpaid                                               --
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                         4,194,573.70
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                    1,039.30
     Letter of Credit Bank Fee paid                                                   1,039.30
                                                                                --------------
     Letter of Credit Bank Fee remaining unpaid                                             --
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                         4,193,534.40
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                     12,188.21
     Class B-2 Note Interest paid                                                    12,188.21
                                                                                --------------
     Class B-2 Note Interest remaining unpaid                                               --
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                         4,181,346.19
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                               3,912,563.54
     Class A Note Principal Balance as of preceding Payment Date                104,308,416.50
                                                                                --------------
     Class A Base Principal Distribution Amount paid                              3,912,563.54
                                                                                --------------
     Class A Base Principal Distribution Amount remaining unpaid                            --

     Class A-1 Note Principal Balance as of preceding Payment Date                          --
     Class A-1 Base Principal Distribution Amount paid                                      --
                                                                                --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                    --
                                                                                --------------

     Remaining Class A Base Principal Distribution Amount                         3,912,563.54
                                                                                --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date              14,543,416.50
     Class A-2 Base Principal Distribution Amount paid                           3,912,563.54
                                                                                -------------
     Class A-2 Note Principal Balance after distribution on Payment Date        10,630,852.96

     Remaining Class A Base Principal Distribution Amount                                  --
                                                                                -------------

     Class A-3 Note Principal Balance as of preceding Payment Date              51,527,000.00
     Class A-3 Base Principal Distribution Amount paid                                     --
                                                                                -------------
     Class A-3 Note Principal Balance after distribution on Payment Date        51,527,000.00

     Remaining Class A Base Principal Distribution Amount                                  --
                                                                                -------------

     Class A-4 Note Principal Balance as of preceding Payment Date              38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                     --
                                                                                -------------
     Class A-4 Note Principal Balance after distribution on Payment Date        38,238,000.00

REMAINING AVAILABLE FUNDS                                                          268,782.65

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                  --
     Note Insuer Reimbursement Amount paid                                                 --
                                                                                -------------
     Note Insuer Reimbursement Amount remaining unpaid                                     --
REMAINING AVAILABLE FUNDS                                                          268,782.65

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date               2,267,574.27
     Class B-1 Base Principal Distribution due                                      85,055.73
     Class B-1 Base Principal Distribution paid                                     85,055.73
                                                                                -------------
     Class B-1 Base Principal Distribution remaining unpaid                                --
     Class B-1 Note Principal Balance after distribution on Payment Date         2,182,518.55

REMAINING AVAILABLE FUNDS                                                          183,726.92

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date               2,267,574.27
     Class B-2 Base Principal Distribution due                                      85,055.73
     Class B-2 Base Principal Distribution paid                                     85,055.73
                                                                                -------------
     Class B-2 Base Principal Distribution remaining unpaid                                --
     Class B-2 Note Principal Balance after distribution on Payment Date         2,182,518.55

REMAINING AVAILABLE FUNDS                                                           98,671.19

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                              --
     Letter of Credit Reimbursement Amount paid                                             --
                                                                                  ------------
     Letter of Credit Reimbursement Amount remaining unpaid                                 --
REMAINING AVAILABLE FUNDS                                                            98,671.19
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                     13,227.52
     Class B-3 Note Interest paid                                                    13,227.52
                                                                                  ------------
     Class B-3 Note Interest remaining unpaid                                               --
                                                                                  ------------
REMAINING AVAILABLE FUNDS                                                            85,443.68

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                2,267,574.27
     Class B-3 Base Principal Distribution due                                       85,055.73
     Class B-3 Base Principal Distribution paid                                      85,055.73
                                                                                  ------------
     Class B-3 Base Principal Distribution remaining unpaid                                 --
     Class B-3 Note Principal Balance after distribution on Payment Date          2,182,518.55

REMAINING AVAILABLE FUNDS                                                               387.95
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                            --
     Remaining Indenture Trustee Expenses paid                                              --
                                                                                  ------------
     Remaining Indenture Trustee Expenses unpaid                                            --
REMAINING AVAILABLE FUNDS                                                               387.95

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                   --
     Additional Letter of Credit Reimbursement Amount paid                                  --
                                                                                  ------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                      --
REMAINING AVAILABLE FUNDS                                                               387.95

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                               --
     Other Amounts Due Servicer under Servicing Agreement paid                              --
                                                                                  ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                  --
REMAINING AVAILABLE FUNDS                                                               387.95

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR            1,226,527.14

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                   387.95

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                              387.95
     Adjusted Principal Distribution Sharing Ratio                                          93.878%
                                                                                   ---------------
     Additional Principal Distribution to Class A                                           364.20

     Class A Note Principal Balance after payment above                             100,395,852.96
                                                                                   ---------------
     Class A additional Principal Distribution Amount paid                                  364.20
                                                                                   ---------------
     Excess cash after payment of additional Class A Principal Distribution                     --

     Class A-1 Note Principal Balance after payment above                                       --
     Class A-1 additional Principal Distribution Amount paid                                    --
                                                                                   ---------------
     Class A-1 Note Principal Balance after distribution on Payment Date                        --
                                                                                   ---------------

     Remaining Class A additional Principal Distribution Amount                             364.20
                                                                                   ---------------

     Class A-2 Note Principal Balance after payment above                            10,630,852.96
     Class A-2 additional Principal Distribution Amount paid                                364.20
                                                                                   ---------------
     Class A-2 Note Principal Balance after distribution on Payment Date             10,630,488.77

     Remaining Class A additional Principal Distribution Amount                                 --
                                                                                   ---------------

     Class A-3 Note Principal Balance after payment above                            51,527,000.00
     Class A-3 additional Principal Distribution Amount paid                                    --
                                                                                   ---------------
     Class A-3 Note Principal Balance after distribution on Payment Date             51,527,000.00

     Remaining Class A additional Principal Distribution Amount                                 --
                                                                                   ---------------

     Class A-4 Note Principal Balance after payment above                            38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                    --
                                                                                   ---------------
     Class A-4 Note Principal Balance after distribution on Payment Date             38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                              387.95
     Adjusted Principal Distribution Sharing Ratio                                           2.041%
                                                                                   ---------------
     Additional Principal Distribution to Class B-1                                           7.92

     Class B-1 Note Principal Balance after payment above                             2,182,518.55
     Class B-1 additional Principal Distribution paid                                         7.92
                                                                                   ---------------
     Class B-1 Note Principal Balance after distribution on Payment Date              2,182,510.63

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                         387.95
     Adjusted Principal Distribution Sharing Ratio                                      2.041%
                                                                                -------------
     Additional Principal Distribution to Class B-2                                      7.92

     Class B-2 Note Principal Balance after payment above                        2,182,518.55
     Class B-2 additional Principal Distribution paid                                    7.92
                                                                                -------------
     Class B-2 Note Principal Balance after distribution on Payment Date         2,182,510.63

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                         387.95
     Adjusted Principal Distribution Sharing Ratio                                      2.041%
                                                                                -------------
     Additional Principal Distribution to Class B-3                                      7.92

     Class B-3 Note Principal Balance after payment above                        2,182,518.55
     Class B-3 additional Principal Distribution paid                                    7.92
                                                                                -------------
     Class B-3 Note Principal Balance after distribution on Payment Date         2,182,510.63

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                    114,496,693.77
      ADCPB, end of Collection Period                                          110,243,907.32
                                                                               --------------
      Base Principal Amount                                                      4,252,786.45

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period            2,317,960.81
      Servicing Advances collected during the current Collection Period          1,728,365.90
                                                                               --------------
      Unreimbursed Servicing Advances as of current Determination Date             589,594.91

CALCULATION OF INTEREST DUE

                  Beginning                              Current                        Total
                  Principal           Interest           Interest        Overdue      Interest
  Class            Balance              Rate                Due          Interest        Due
---------      --------------         --------          ----------      ---------     ----------
Class A-1                  --          5.7325%                  --             --             --
Class A-2       14,543,416.50          6.3500%           76,958.91             --      76,958.91
Class A-3       51,527,000.00          6.3500%          272,663.71             --     272,663.71
Class A-4       38,238,000.00          6.3500%          202,342.75             --     202,342.75
Class B-1        2,267,574.27          6.8850%           13,010.21             --      13,010.21
Class B-2        2,267,574.27          6.4500%           12,188.21             --      12,188.21
Class B-3        2,267,574.27          7.0000%           13,227.52             --      13,227.52
               --------------                           ----------      ---------     ----------
               111,111,139.32          6.3762%          590,391.31             --     590,391.31

CALCULATION OF PRINCIPAL DUE

                     Base           Base                             Total
                  Principal       Principal          Overdue       Principal
  Class         Amount Pct.        Amount           Principal         Due
---------       -----------     ------------        ---------     ------------
Class A           92.0%         3,912,563.54               --     3,912,563.54
Class B-1          2.0%            85,055.73               --        85,055.73
Class B-2          2.0%            85,055.73               --        85,055.73
Class B-3          2.0%            85,055.73               --        85,055.73
                                ------------        ---------     ------------
                                4,167,730.72               --     4,167,730.72

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                               114,496,693.77
      Servicer Fee Rate                                                                             0.500%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Servicer Fee due current period                                                           47,706.96
      Prior Servicer Fee arrearage                                                                     --
                                                                                          ---------------
      Servicer Fee due                                                                          47,706.96

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                               114,496,693.77
      Back-up Servicer Fee Rate                                                                     0.020%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Back-up Servicer Fee due Current Period                                                    1,908.28
      less overpayment from prior period                                                               --
      Prior Back-up Servicer Fee Arrearage                                                             --
                                                                                          ---------------
      Back-up Servicer Fee due                                                                   1,908.28

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period           104,308,416.50
      Premium Rate                                                                                  0.140%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Premium Amount due Current Period                                                         12,169.32
      Prior Premium Amount arrearage                                                                   --
                                                                                          ---------------
      Total Premium Amount due                                                                  12,169.32

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                     291.67
      Prior Indenture Trustee Fee arrearage                                                            --
                                                                                          ---------------
      Total Indenture Trustee Fee due                                                              291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)        2,267,574.27
      Letter of Credit Bank Fee Rate                                                                 0.55%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Letter of Credit Bank Fee due Current Period                                               1,039.30
      Letter of Credit Bank Fee arrearage                                                              --
                                                                                          ---------------
      Total Letter of Credit Bank Fee arrearage due                                              1,039.30

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                         --
      Prior Letter of Credit Reimbursement Amount arrearage                                            --
                                                                                          ---------------
      Total Letter of Credit Reimbursement Amount due                                                  --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                   --
      Prior Indenture Trustee Expenses arrearage                                                       --
                                                                                          ---------------
      Total Indenture Trustee Expenses due                                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                    --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                       --
                                                                                 --------------
      Total Additional Letter of Credit Reimbursement Amount due                             --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                  --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                 --
                                                                                 --------------
      Total Other Amounts Due Servicer under Servicing Agreement                             --

FLOOR CALCULATION
      Initial ADCPB                                                              226,351,292.85
      Floor percent                                                                        2.00%
                                                                                 --------------
      Floor                                                                        4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                 110,243,907.32

      Aggregate Note Balances prior to any payment on current Payment Date       111,111,139.32
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                      3,912,563.54
      Class B-1                                                                       85,055.73
      Class B-2                                                                       85,055.73
      Class B-3                                                                       85,055.73
                                                                                 --------------
      Total Base Principal Amount distributions on current payment date            4,167,730.72
                                                                                 --------------
      Aggregate Note Balance after payment of Base Principal Amount              106,943,408.60
                                                                                 --------------
      Excess of ADCPB over Ending Note Balances                                    3,300,498.72

      Difference between excess and floor                                          1,226,527.14

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1999


RESTRICTING EVENT DETERMINATION:

                                                                                                                        Yes/No
                                                                                                                        ------
     A) Event of Servicer Termination (Yes/No)                                                                            No
     B) Note Insuer has Made a Payment (Yes/No)                                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                      No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                   No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                        Yes/No
                                                                                                                        ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                                 No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                                            No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                                   Event                                                  Yes/No
     ----------  ---------------------------------------------------------------------------------------------------   ------
     6.01(i)     Failure to make payment required                                                                         No
     6.01(ii)    Failure to submit Monthly Statement                                                                      No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                      No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                            No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                       No
     6.01(vi)    Order of judgement in excess of $500,000                                                                 No
     6.01(vii)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No
     6.01(viii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                No
     6.01(ix)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.                             No